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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2004

                               MOVIE GALLERY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 0-24548              63-1120122
  (State or other jurisdiction     (Commission          (IRS Employer
        of incorporation)          File Number)     Identification Number)

          900 West Main Street
             Dothan, Alabama                                 36301
(Address of principal executive offices)                   (Zip Code)

                                 (334) 677-2108
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

On December 30, 2004, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.03 per share. The dividend is payable on January 25, 2005, to stockholders of record as of January 11, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1  Press Release dated December 30, 2004

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MOVIE GALLERY, INC.

Date:  December 30, 2004

                                                 BY: /s/ Ivy M. Jernigan
                                                     ---------------------------
                                                     Ivy M. Jernigan
                                                     Senior Vice President and
                                                     Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
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   99.1        Press Release dated December 30, 2004

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